UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2008 (December 14, 2007)

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 19, 2007, Janus Capital Group Inc. (the “Company”) filed a Current Report on Form 8-K under Item 5.02 to report the appointment of Glenn S. Schafer to its Board of Directors, effective December 14, 2007.  Because Mr. Schafer was not immediately appointed to serve on any board committees, disclosure of the board committees on which he would serve was not included in the filing in accordance with instruction No. 2 of the Instructions to Item 5.02.

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the foregoing Form 8-K.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)  Election of Director

On January 23, 2008, Mr. Glenn S. Schafer was appointed as a member of the Audit Committee of the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: January 23, 2008	By:	/s/ Gregory A. Frost
Executive Vice President and Chief Financial Officer